SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

October 4, 2005

AMERICANA PUBLISHING, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	000-25783	84-1453703
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

303 San Mateo NE, Suite 104A, Albuquerque, New Mexico	87108
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(505) 265-6121

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 2.04. Triggering Events That Accellerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On October 4, 2005 Americana Publishing, Inc. (the “Company”) received a letter (the “Notice”) from Montgomery Equity Partners, Ltd. (“MEP”) notifying the Company that the Company has defaulted under the terms of that certain Promissory Note issued to MEP on April 1, 2005 (the “Note”) as is more fully described below and attached as Exhibit 99.5 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on April 14, 2005.

Pursuant to Section 4 of the Note, an interest payment in the amount of Sixteen Thousand Four Hundred Dollars ($16,400) was due and payable on the first (1st) day of August, 2005. An additional payment of interest, also in the amount of Sixteen Thousand Four Hundred Dollars ($16,400) was due and payable on the first (1st) day of September, 2005. The Notice was received by the Company as the Company’s ten (10) day written notification of default under Section 4 pursuant to Section 10 of the Note. Pursuant to Section 3 of the Note, a principal payment in the amount of One Hundred Twenty Five Thousand Dollars ($125,000) was due and payable on September 1, 2005. Accordingly, the Notice has also been received as the Company’s ten (10) day written notification of default under Section 3 pursuant to Section 10 of the Note.

Upon an event of default under the Note, the entire principal balance of Eight Hundred Twenty Thousand Dollars ($820,000) and accrued interest outstanding under the Note, and all other obligations of the Company under the Note, shall be immediately due and payable without any action on the part of MEP. Interest shall accrue on the unpaid principal balance at twenty four percent (24%) or the highest rate permitted by applicable law, if lower, and MEP shall be entiteld to seek and institute any and all remedies available to it. The Note is secured by certain Pledged Property as such term is defined in that certain Security Agreement, of even date with the Note, by and between the Company and MEP and the Note is also secured by shares of common stock of the Company which are owned by the Pledgor(s) as such term is defined in the Pledge and Escrow Agreement, of even date with the Note, by and between the Company and MEP. Both the Security Agreement and Pledge and Escrow Agreement are attached to the Company’s Current Report on Form 8-K as filed with the SEC on April 14, 2005 as Exhibits 99.6 and 99.7, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2005	Americana Publishing, Inc.

By: /s/ George Lovato
Name: George Lovato
Title: Chief Executive Officer